SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                                 Date of Report

                                 April 30, 2003
                        (Date of earliest event reported)

                           BankAtlantic Bancorp, Inc.
             (Exact name of registrant as specified in its Charter)

                 Florida                              34-027228
    --------------------------------           ------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)

      1750 East Sunrise Blvd.
      Ft. Lauderdale, Florida                            33304
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(Address of principal executive offices)              (Zip Code)

                                   65-0507804
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                        (IRS Employer Identification No.)

                                 (954) 760-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation  FD  Disclosure  (information  furnished  in this  Item 9 is furnished under Item 12).

      In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is intended to be furnished under "Item 12. Results of Operations and Financial Condition", is instead being furnished under "Item 9. Regulation FD Disclosure". The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

      On April 30, 2003, BankAtlantic Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BANKATLANTIC BANCORP, INC.

                                                 By: /s/ JAMES A. WHITE
                                                     ---------------------------
                                                          James A. White
                                                      Executive Vice President
                                                      - Chief Financial Officer

Dated: April 30, 2003


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EXHIBIT INDEX


Exhibit         Description
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99.1            Press Release dated April 30, 2003.


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